UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 13, 2025
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Corporate Presentation

The investor presentation about Genprex, Inc. (the “Company” or “Genprex”) that is furnished as Exhibit 99.1 to this Current Report on Form 8-K may be presented at meetings with investors, analysts, and others, in whole or in part and possibly with modifications, from time to time on or after January 13, 2025. A copy of the investor presentation slides, substantially in the form expected to be used in such presentations and meetings, will be available on the Company’s website, www.genprex.com.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

The Company's investor presentation provides certain business updates, including on its oncology and diabetes gene therapy programs.

Acclaim-1 Clinical Trial

The Acclaim-1 study is a Phase 1/2 clinical trial that has three portions - a Phase 1 dose escalation which has been completed, a Phase 2a expansion, and a Phase 2b randomized portion. The Acclaim-1 trial uses a combination of REQORSA and AstraZeneca’s Tagrisso® (osimertinib) in patients with late-stage Non-Small Cell Lung Cancer (“NSCLC”) that has activating epidermal growth factor receptor mutations and progression after treatment with Tagrisso. The Company is currently enrolling and treating patients in the Phase 2a expansion portion of its Acclaim-1 study. The Phase 2a expansion portion of the trial is expected to enroll approximately 33 patients. There will be an interim analysis following the treatment of 19 patients in the Phase 2a portion. The Company expects to complete the enrollment of the first 19 patients for interim analysis in the Phase 2a expansion portion of the study in the first half of 2025 and expects the interim analyses in the second half of 2025.  The Acclaim-1 clinical trial has received U.S. Food and Drug Administration (“FDA”) Fast Track Designation for the Acclaim-1 treatment combination of REQORSA and Tagrisso in NSCLC patients who have progressed after Tagrisso treatment.

Acclaim-3 Clinical Trial

The Acclaim-3 study is a Phase 1/2 clinical trial that has two portions - a Phase 1 dose escalation portion which has been completed, and a Phase 2 expansion portion. The Acclaim-3 trial uses a combination of REQORSA and Genentech, Inc.’s Tecentriq® (atezolizumab) as maintenance therapy for patients with extensive stage Small Cell Lung Cancer (“SCLC”) who developed tumor progression after receiving Tecentriq and chemotherapy as initial standard treatment. In December 2024, the Safety Review Committee approved the opening of the Phase 2 expansion portion of the trial and the Company has opened the study for enrollment.  The Company anticipates that the Phase 2 expansion portion will enroll approximately 50 patients. The Company expects to complete enrollment of the first 25 patients for interim analysis in the Phase 2 expansion portion of the study in the second half of 2025.  The Acclaim-3 clinical trial has received FDA Fast Track Designation for this patient population and Acclaim-3 has also received an FDA Orphan Drug Designation.

Diabetes Gene Therapy Program

The Company has exclusively licensed from the University of Pittsburgh of the Commonwealth System of Higher Education (“University of Pittsburgh”) multiple technologies relating to the development of a gene therapy product for each of Type 1 and Type 2 diabetes. The Company’s diabetes product candidates are currently being evaluated and optimized in preclinical studies at the University of Pittsburgh. The Company is currently working with the University of Pittsburgh on species analyses for the animal models as well as on other regulatory and clinical strategic planning, including the planned initiation of research in Type 2 diabetes animal models, following which the Company believes it would be poised to seek further regulatory guidance from the FDA on Investigational New Drug-enabling studies in the second half of 2025.  The Company has also initiated research on a non-viral lipid nanoparticle delivery system.

Cautionary Language Concerning Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Genprex’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1A – Risk Factors” in Genprex’s Annual Report on Form 10-K for the year ended December 31, 2023.

Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding: Genprex’s ability to advance the clinical development, manufacturing and commercialization of its product candidates in accordance with projected timelines and specifications, such as the diabetes gene therapy program and/or REQORSA in combination with other therapies in NSCLC and SCLC; the timing and success of Genprex’s clinical trials and regulatory approvals, including, but not limited to, the Phase 2a expansion portion of the Acclaim-1 trial and the Phase 2 expansion portion of the Acclaim-3 trial; the effect of Genprex’s product candidates, alone and in combination with other therapies, on cancer and diabetes; Genprex’s future growth and financial status, including Genprex’s ability to maintain compliance with the continued listing requirements of The Nasdaq Capital Market and to continue as a going concern and to obtain capital to meet its long-term liquidity needs on acceptable terms, or at all; Genprex’s commercial and strategic partnerships, including those with its third party vendors, suppliers and manufacturers and their ability to successfully perform and scale up the manufacture of its product candidates; and Genprex’s intellectual property and licenses.

These forward-looking statements should not be relied upon as predictions of future events and Genprex cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Genprex or any other person that Genprex will achieve its objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Genprex disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this filing or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPREX, INC.

Date: January 13, 2025	By:	/s/ Ryan Confer
Ryan Confer
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)